Note to Exhibit 10.7

            The following Lease Supplement is substantially identical in all material respects to three additional Lease Supplements except as follows:

-------------------------------------------------------------------------------------------

                                                                           Lease
                                                             Aircraft      Termination
Owner Participant                      Date                  (Tail No.)    Date
-------------------------------------------------------------------------------------------
NCC Charlie Company*                   September 10, 1998*   N575ML*        March 30, 2015*
-------------------------------------------------------------------------------------------
NCC Charlie Company                    September 10, 1998    N576ML         March 30, 2015
-------------------------------------------------------------------------------------------
General Electric Capital Corporation   November 10, 1998     N577ML         May 12, 2015
-------------------------------------------------------------------------------------------

----------
*     Filed document

                         LEASE SUPPLEMENT NO. 1 [N576ML]

            THIS LEASE SUPPLEMENT NO. 1 [N576ML] dated September 30, 1998, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                              W I T N E S S E T H :

            WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N576ML], dated as of September 10, 1998 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

            WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

            NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

            1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

            2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

            3. The Basic Term shall commence on the Delivery Date and continue through March 30, 2015 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

            4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

            5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

            6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Indenture Trustee on the signature page of each thereof.

            7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                          *            *           *

                                   SCHEDULE I

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

                    Manufacturer's       FAA Registration      Manufacturer's
Manufacturer            Model                    No.              Serial No.
------------        --------------       ----------------      --------------

Bombardier Inc.     CL-600-2B19          N576ML                7257


                                     ENGINES

                                  Manufacturer's               Manufacturer's
Manufacturer                         Model                     Serial Nos.
------------                      --------------               --------------

General Electric Company          CF34-3B1                     GE-E-872371

                                                               GE-E-872373

            Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

            IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                   FIRST UNION TRUST COMPANY,
                                   NATIONAL ASSOCIATION
                                   not in its individual
                                   capacity, but solely as
                                   Owner Trustee

                                   By:_____________________________
                                   Name:
                                   Title:


                                   MIDWAY AIRLINES CORPORATION

                                   By:_____________________________
                                   Name:
                                   Title: